SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) : APRIL 4, 2001

                         COMMISSION FILE NUMBER 0-19467

                                 MEDAMICUS, INC.
             (Exact name of registrant as specified in its charter)

       MINNESOTA                                           41-1533300
(State of Incorporation)                       (IRS Employer Identification No.)

                    15301 HIGHWAY 55 WEST, PLYMOUTH, MN 55447
           (Address of principal executive office, including zip code)

                                 (763) 559-2613
              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
Former name, former address and former fiscal year, if changed since last report


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ITEM 9.  REGULATION FD DISCLOSURE

On April 4, 2001, MedAmicus, Inc. ("MedAmicus") sent the letter (along with the attachment to such letter) attached as Exhibit 99.1 regarding MedAmicus' delivery system used by physicians to implant the Medtronic, Inc. InSync pacing device to its shareholders.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

o Exhibit 99.1 Letter to MedAmicus' shareholders regarding the Medtronic, Inc. InSync pacing device.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

                                             MEDAMICUS, INC.

Date: April 4, 2001                         /s/ James D. Hartman
                                            ------------------------------------
                                            By:  James D. Hartman
                                            President,  Chief Executive  Officer
                                            and Chief Financial Officer







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